EXHIBIT 99.1

Contacts: Insignia Systems, Inc. Kristine Glancy, CEO (763) 392-6200	Park Printing, Inc. Tim Koloski, President (612) 789-4333s

FOR IMMEDIATE RELEASE

INSIGNIA SYSTEMS, INC. ANNOUNCES

AGREEMENT TO SELL IN-STORE MARKETING BUSINESS TO PARK PRINTING

MINNEAPOLIS, MN – May 25, 2023 – Insignia Systems, Inc. (Nasdaq: ISIG) (“Insignia”) and Park Printing, Inc. (“Park Printing”) today announced entry into an agreement to sell Insignia’s in-store marketing business to an affiliate of Park Printing for a gross cash purchase price of $3.5 million.

Insignia’s President and CEO, Kristine Glancy, commented, “Today marks the beginning of an exciting new chapter for Insignia’s business. Since I joined the company in 2016, we have been diligently working to transform our organization to increase overall shareholder value. This agreement marks a positive final outcome for our in-store marketing business after settling litigation in 2022 for net proceeds of approximately $12 million and recently announcing the wind-down of our POPS business. With all this change, and despite the growth that we have had in our newer businesses, our in-store marketing business has struggled to be profitable. As previously announced, we have been exploring strategic alternatives for more than a year and feel this is the best outcome for our in-store business. Today is the next step forward. Park Printing has been a long-standing vendor and has helped us bring best-in-class in-store solutions to our clients. We believe it is in the best interest of our shareholders to realize the value of the growth we have had now, as we are anticipating losses in the remaining quarters of the year and a loss for the full year. I am pleased that the business and employees will have additional opportunities to continue forward with Park Printing while we will continue our pursuit of enhancing shareholder value. In March, we announced a new business focused on non-bank lending. We will be continuing our exploration of strategic alternatives even with the sale of our in-store business to Park Printing.”

Park Printing President and Co-Owner, Tim Koloski, commented, “We have loved working with Insignia over the last several years. Their team is incredibly talented, and I am excited about our organizations coming together. Insignia has a very strong reputation in the industry, and I believe with this acquisition, we can continue to unlock new growth potential in the market. Our teams already have established relationships, so I expect the transition to be smooth and up and running quickly.”

Under the terms of the agreement, which has been unanimously approved by the boards of both companies, Park Printing will acquire certain assets and liabilities associated with the in-store marketing business in exchange for a cash purchase price of $3.5 million, subject to customary adjustments, including a post-closing working capital adjustment and before costs related to the transaction. The agreement is subject to customary closing conditions, including approval by the Insignia shareholders and is expected to close in the second half of 2023.

About Insignia Systems, Inc.

Insignia Systems, Inc. is a leading provider of in-store solutions to consumer-packaged goods (“CPG”) manufacturers, retailers, shopper marketing agencies and brokerages. The Company’s primary solutions are merchandising solutions, on-pack solutions, and signage. The Company is also building a scalable non-bank lending platform to purchase existing loans and/or originate and fund new loans.

For additional information, contact (800) 874-4648, or visit the Insignia website at www.insigniasystems.com.

Investor inquiries can be submitted to investorrelations@insigniasystems.com.

About Park Printing

Park Printing is a family-owned commercial printing, packaging company located in Northeast Minneapolis providing industry leading quality and service since 1960.

Additional Information and Where to Find It; Participants in the Solicitation

In connection with the proposed transaction, Insignia intends to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including a proxy statement. Following the filing of the definitive proxy statement with the SEC, Insignia will distribute the definitive proxy statement and a proxy card to each shareholder entitled to vote at the shareholder meeting relating to the proposed transaction. The proxy statement, any other relevant documents, and all other materials filed with the SEC concerning Insignia are (or, when filed, will be) available free of charge at http://www.sec.gov and https://insigniasystems.com/investors/. Shareholders should carefully read the proxy statement and any other relevant documents that Insignia files with the SEC when they become available before making any voting decision because they will contain important information.

This communication does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. Insignia’s directors and executive officers are deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction. Information regarding the names of such persons and their respective interests in the transaction, by securities holdings or otherwise, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in its annual report on Form 10-K for the fiscal year ended December 31, 2022, as amended. To the extent Insignia directors and executive officers or their holdings of Insignia securities have changed from the amounts disclosed in those filings, to Insignia’s knowledge, such changes have been reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These materials are (or, when filed, will be) available free of charge at https://insigniasystems.com/investors/.

Cautionary Statement for the Purpose of Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

Statements in this press release that are not statements of historical or current facts are considered forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. The words “anticipate,” “continue,” “expect,” “intend,” “plan,” “remain,” “seek,” “will” and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these or any forward-looking statements, which speak only as of the date of this press release. Statements made in this press release regarding, for instance, the pending disposition, the ongoing exploration of strategic alternatives, and plans with respect to our non-bank lending business, are forward-looking statements. These forward-looking statements are based on current information, which we have assessed and which by its nature is dynamic and subject to rapid and even abrupt changes. As such, actual results may differ materially from the results or performance expressed or implied by such forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, including (1) risks related to the consummation of the pending disposition, including the risks that (a) the asset sale may not be consummated within the anticipated time period, or at all, (b) Insignia may fail to obtain shareholder approval of the underlying agreement, (c) other conditions to the consummation of the asset sale under the agreement may not be satisfied, and (d) the significant limitations on remedies contained in the underlying agreement may limit or entirely prevent a party from specifically enforcing another party’s obligations or recovering damages for any breach; (2) the effects that any termination of the asset purchase agreement may have on Insignia or its business; (3) the effects that the announcement or pendency of the disposition may have on Insignia and its businesses, including the risks that as a result (a) the operating results or stock price of Insignia may suffer, (b) its current plans and operations may be disrupted, (c) the ability of Insignia to retain or recruit key employees may be adversely affected, (d) management and employee attention may be diverted from other important matters, or (e) the circumstances of the pending disposition may have a chilling effect on other potential strategic alternatives; (5) the risk that the transaction may involve unexpected costs, liabilities or delays, and (6) those other factors set forth in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2022 and additional risks, if any, identified in our subsequent Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K filed with the SEC. Such forward-looking statements should be read in conjunction with Insignia’s filings with the SEC. Insignia assumes no responsibility to update the forward-looking statements contained in this press release or the reasons why actual results would differ from those anticipated in any such forward-looking statement, other than as required by law.